SECURITIES AND EXCHANGE COMMISSION

     WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2001

WARWICK COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-36021	06-1497903
(State or other jurisdiction of in Company)	(Commission File Number)	(IRS Employer Identification No.

18 Oakland Avenue, Warwick, New York 10990-0591
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (914) 986-2206

Not Applicable
(Former name or former address, if changed since 1st report)

Items 1 through 6 and 8.	Not Applicable.

Item 7.	Financial Statements and Exhibits.

     No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit No.	Description

99.1	Text of written presentation that Warwick Community Bancorp, Inc. intends to make available on February 13, 2001 at The New York Society of Security Analysts, Inc. Regional Banking Conference.

Item 9.	Regulation FD Disclosure.

     On February 13, 2001, Warwick Community Bancorp, Inc. ("Company") is scheduled to make a presentation at The New York Society of Security Analysts, Inc. ("NYSSA") Regional Banking Conference, which will be held at NYSSA’s offices at One World Trade Center, Suite 4447, New York, New York 10048. Attached as Exhibit 99.1 of this Form 8-K is a copy of the written material that the Company intends to make available at the such conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warwick Community Bancorp, Inc.

By:	/s/ Ronald J. Gentile

Ronald J. Gentile President and Chief Operating Officer

Dated: February 12, 2001

Exhibit Index

Exhibit No.	Description

99.1	Text of written presentation that Warwick Community Bancorp, Inc. intends to make available on February 13, 2001 at The New York Society of Security Analysts, Inc. Regional Banking Conference.

Warwick Community Bancorp, Inc.

Regional Banking Conference

February 13, 2001

Timothy A. Dempsey, Chairman

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE

These presentation materials and discussion, contain "forward-looking statements" about issues like anticipated improvement in earnings, expected expense reductions and revenue growth, future asset quality measures, anticipated fourth quarter trends, and related objectives. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. For a variety of reasons, actual results could differ materially from those contained in or implied by the forward-looking statements:

- **Interest rates could change more quickly or more significantly than we expect.**
- **If the economy changes the demand for new loans and the ability of borrowers to repay outstanding loans may change.**
- **The stock and bond markets could suffer a disruption, which may have a negative effect on our financial condition and that of our borrowers, and on our ability to raise money by issuing new securities.**
- **It could take us longer than we anticipate to implement strategic initiatives designed to increase revenue or manage expenses, or we may be unable to implement those initiatives at all.**
- **Acquisitions and dispositions of assets, business units or affiliates could affect us in ways that management has not anticipated.**
- **We may become subject to new legal obligations or resolutions of existing litigation may have a negative effect on our financial condition.**
- **We may become subject to new and unanticipated accounting, tax, or regulatory practices or requirements.**

Warwick Community Bancorp, Inc.
Corporate Profile

- Headquartered in Warwick, New York
- Assets of $638 Million
- New York Thift and New Jersey Commercial Bank
- 7 Branch Offices and 10 ATMs in 2 states
- 125 Year History
- Listed in NASDAQ- Symbol “WSBI”

Corporate Structure

Warwick Community Bancorp

The Warwick Savings Bank

Hardenburgh Title Abstract Company

The Towne Center Bank

- WSB Financial Services
- Towne Center Mortgage
- WSB Funding
- Warwick Commercial Bank (Limited purpose Commercial bank in formation)

Warwick Community Bancorp, Inc.

Recent Highlights

- **Acquisition of Carmel, NY office of Country Bank**
  - **Deposits $50 Million**
  - **Loans $20 Million**
- **Formation of Limited Purpose Commercial Bank in New York**
- **Elected to become a Financial Holding Company**
- **Acquisition of Title Insurance Company**
- **Continued Expansion of Towne Center Bank**

Region: Superior Growth Potential


Albany
Lowell
MASSACHUSETTS
Boston
Worcester
Springfield
N E W Y O R K
CONNECTICUT
Hartford
Providence
Waterbury
RHODE ISLAND
Bridgeport
Stamford
PENNSYLVANIA
Paterson
Yonkers
Newark
New York
Allentown
NEW JERSEY
Philadelphia
© 1999 Microsoft Corp. All rights reserved.

Markets:
Superior Growth Demographics



$59,557
$46,446
$62,646
$56,872
$37,005
Bergen County
Orange County
Putnam County
Fairfield County
National
Bergen County
Orange County
Putnam County
Fairfield County
National

Population Per Square Mile



3659.5
409.4
409.7
1344.2
77.1
Bergen County
Orange County
Putnam County
Fairfield County
National

Total Assets
(In Millions)


$700
$600
$500
$400
$300
$200
$100
$0
$288
$340
18%
$445
31%
$598
34%
$638
7%
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00

Total Loans Originated

(In Millions)


$300
$250
$200
$150
$100
$50
$0
$106.5
$113.8
$228.1
$238.7
$210.5
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00

Warwick Community Bancorp, Inc.

Commercial Loans

(in Millions)



70
60
50
40
30
20
10
0
$21
$28
$35
$46
$70
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00

Loan Mix

December 2000



Warwick Savings Bank
17%
7%
76%
Towne Center Bank
7%
1%
93%
Commercial Loans
Consumer
Mortgages

Allowances for Loan Loss

at Dec. 31, 2000

(in Thousands)



1,200
1,000
800
600
400
200
0
617
.18%
548
1.77%
1,557
2.23%
Mortgage Loans
Consumer Loans
Commercial Loans

Non-Performing Loans to Total Loans


1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.28%
0.84%
0.81%
0.58%
0.28%
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00

Non-Performing Assets to Total Assets



0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.73%
0.61%
0.55%
0.41%
0.39%
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00

Warwick Community Bancorp, Inc.

Total Deposits

(in Millions)



350
300
250
200
150
100
50
0
$217
$214
$247
$283
$348
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00

Loans to Deposits



140%
120%
100%
80%
60%
40%
20%
0%
60%
84%
106%
123%
124%
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00

Funding Sources
(In Millions)



350
300
250
200
150
100
50
0
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Deposits
Borrowed

Liquidity Position

- Focus = Deposit Growth
  - *Organic
  - * Strategic Acquisitions (branches and whole banks)
- Significant operating and contingency liquidity despite level of wholesale funding relative to peers
  - *FHLB
  - *Brokered Funds
  - *Securitization

Regulatory Capital Analysis


40%
30%
20%
10%
0%

	Dec-98	Dec-99	Dec-00	Regulatory
Leverage	18.87%	12.67%	12.22%	5.0%
Risk Based	36.94%	24.58%	21.66%	10.0%

Stock Repurchases

Number of Shares & Percentage of Total Outstanding

Dec. 1997
6,606,548
shares issued



1,273,472

19.3%

5,333,076

80.7%

From Dec. '98 to Dec. '00

Dividends per Share



$0.0725
$0.08
$0.07
$0.06
$0.05
$0.04
$0.03
$0.02
Sep-98
Dec-98
Mar-99
Jun-99
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
$0.040

Net Income
(In Millions)


$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.4
$0.9
$3.6
$3.1
$4.4
1996
1997
1998
1999
2000

Revenue Growth
(In Thousands)



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$24,074
$32,095
33%
$39,367
23%
$50,998
30%
Dec-97
Dec-98
Dec-99
Dec-00

Fees / Operating Income



4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Fee Income (,000's)
12.3%
13.4%
15.0%
1998
1999
2000

Net Interest Spread & Margin


5
4
3
2
1
0

	Dec-97	Dec-98	Dec-99	Dec-00
Spread	3.67	3.27	3.10	2.83
Margin	4.32	4.36	3.87	3.45

Warwick Community Bancorp, Inc.

Interest Rate Risk Position

- Positioned to benefit from recent Fed easing
- Sustained lower rate environment also a benefit

  *Margins expected to widen for foreseeable future

  *Call/Prepayment risk manageable

  *Mortgage banking related activates positioned to benefit from "refinancing boom" if occurs

- Will benefit significantly from a more normalized yield curve
- Towne Center Bank is expected to help mitigate Warwick Savings Bank's exposure to rising rates

Significant opportunity to improve efficiency


90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
72.29%
88.94%
71.53%
76.70%
72.68%
Dec-96
Dec-97

Productivity Improvements

- Outsourcing
- Process Improvements
- Expense Reductions
- Shared Services

Return on Average Assets



0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.31%
0.90%
0.62%
0.70%
Dec-97
Dec-98
Dec-99
Dec-00

Return on Average Equity


7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.08%
4.21%
4.15%
6.61%
Dec-97
Dec-98
Dec-99
Dec-00

Earnings Per Share


$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.60
$0.57
$0.91
$1.19
1998
1999
2000
2001, est

Warwick Community Bancorp, Inc.

Strategic Focus

- Grow Within Existing Markets
- Expand Commercial Banking Franchise
- Improve Efficiency
- Seek Acquisition Opportunities
  - -Banking Sector
  - -Insurance Services
  - -Asset Management
  - -Leasing

Why Us?

- Management
- Markets
- Opportunities

GOAL:

- **Build Shareholder Value**

Warwick Community Bancorp, Inc.